                                                                  EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report included in this Form 8K (and to all references to our Firm), incorporated by reference into the Company's previously filed Registration Statements on Form S-8 (File No. 333-65253), Form S-3 (File No. 333-63827) and Form S-3 (File
No. 333-76513).

                                       /s/ ARTHUR ANDERSEN LLP

Honolulu, Hawaii
July 15, 1999